UNIROYAL TECHNOLOGY CORPORATION

                             1992 STOCK OPTION PLAN

                                   AS AMENDED

                              TO NOVEMBER 14, 1996,

                                  AND RESTATED


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                                TABLE OF CONTENTS
    I.  PURPOSE                                                           1

   II.  AMOUNT OF STOCK SUBJECT TO THE PLAN                               1

  III.  ADMINISTRATION                                                    3

   IV.  ELIGIBILITY                                                       5

    V.  OPTION PRICE AND PAYMENT                                          6

   VI.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE          8

  VII.  TERMINATION OF EMPLOYMENT                                        10

 VIII.  EXERCISE OF OPTIONS                                              12

   IX.  USE OF PROCEEDS                                                  12

    X.  NONTRANSFERABILITY OF OPTIONS                                    12

   XI.  ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS             13

  XII.  RIGHT TO TERMINATE EMPLOYMENT                                    14

 XIII.  PURCHASE FOR INVESTMENT                                          14

  XIV.  ISSUANCE OF STOCK CERTIFICATES; LEGENDS, PAYMENT OF EXPENSES     15

   XV.  WITHHOLDING TAXES                                                16

  XVI.  LISTING OF SHARES AND RELATED MATTERS                            18

 XVII.  AMENDMENT OF THE PLAN                                            18

XVIII.  TERMINATION OR SUSPENSION OF THE PLAN                            18

  XIX. SAVINGS PROVISION                                                 19

   XX. GOVERNING LAW                                                     19

  XXI. PARTIAL INVALIDITY                                                19

 XXII. EFFECTIVE DATE                                                    19


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                        UNIROYAL TECHNOLOGY CORPORATION

                             1992 STOCK OPTION PLAN

                           I.        PURPOSE

                  Uniroyal Technology Corporation, a Delaware corporation (the "Company"), desires to afford certain of its key employees and certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

                  The stock options ("Options") offered pursuant to this 1992 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

                  The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure and retain the services of persons capable of filling such positions.

                  The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                          II.        AMOUNT OF STOCK SUBJECT TO THE PLAN

                  The total number of Common Shares of the Company which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 1,363,636 of the currently authorized Common Shares, $.01 par value per share, of the Company (the "Shares"), such number to be subject to adjustment in accordance with Article XI of the Plan.

                  Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

                  Except as provided in Article XXII hereof, the Company shall, subject to the terms hereinafter set forth, grant:

                  (a) on September 27, 1992 (the "Effective Date"), Options to purchase 340,909 Shares to, and in the amounts set forth opposite the names of, the key employees of the Company listed in Subsection A of Annex A attached hereto, provided, however, that, with respect to each individual listed in Subsection A of Annex A hereto, such individual must be employed by the Company on the Effective Date and, (x) if so employed, the Company shall grant the Options to such individual in accordance with this subparagraph (a) and (y) if not so employed, any Option that otherwise would be granted to such individual shall be granted to the new key employee of the Company who subsequently fills the position formerly occupied by the key employee listed in Subsection A of Annex A, as of the date such new key employee occupies the position of the individual listed on Subsection A of Annex A,

                  (b) on the  fifteenth  (15) day after the  earlier of the date
         (x) on which the Company releases statements showing the financial condition and results of operations for the first full fiscal quarter of the Company following the Effective Date, or (y) which is forty-five
         (45) days after the end of the first full fiscal quarter of the Company following the Effective Date, Options to purchase up to 454,545 Shares in the aggregate to, and in the amounts set forth opposite the names of, the key employees of the Company listed in Subsection B of Annex A hereto; provided, however, that, with respect to each individual listed in Subsection B of Annex A hereto, such individual must be employed by the Company on the date of grant and, (x) if so employed, the Company shall grant the Options to such individual in accordance with this subparagraph (b) and (y) if not so employed, any Option that otherwise would be granted to such individual may be granted to key employees of the Company as determined by the Committee, in its discretion, and

                  (c) on or after the first anniversary of the Effective Date, Options to purchase up to 568,182 Shares in the aggregate to key employees of the Company as determined by the Committee, in its discretion.

                  Subject to the preceding paragraph, and except as provided in Articles XVIII and XXII hereof, the Company may, from time to time during the period beginning on the Effective Date and ending on September 27, 2002 (the "Termination Date"), grant to certain key employees of the Company, or certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options and/or Non-Qualified Options under the terms hereinafter set forth.

                  As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

                           III.        ADMINISTRATION

                  The board of directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than three members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

                  Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors (the "Executive Committee"; references below to the Committee shall be deemed to include references to the Board of Directors and the Executive Committee, except as the context otherwise requires); provided, however, that all of the members of the Board of Directors or the Executive Committee, as the case may be, which exercise any power or authority under the Plan, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

         Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Options shall be granted, the time when such persons shall be granted Options, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or part), and the other terms and provisions thereof (which need not be identical). In determining the persons to whom Options shall be granted and the number of Shares for which Options are to be granted to each person, the Committee shall give consideration to the length of service, the amount of earnings and the responsibilities and duties of such person.

                  Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option, that the employee agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option for a period of six (6) months following the date of the acquisition of such Option and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof. In no event will an employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options for a period of six (6) months from the date of the acquisition of such Options.

                  The determination of the Committee on matters referred to in this Article III shall be conclusive.

                  The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors, the Executive Committee or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.

         In order to give management of the Company flexibility in hiring new key employees and retaining key employees, the Vice President, Human Resources and Administration of the Company is authorized to grant options to purchase common stock of the Company under the Plan, provided that (1) no such grant shall be made to an executive officer of the Company, (2) no such grant to any individual shall exceed 25,000 shares of common stock of the Company, (3) each grant shall be approved in writing by the Chief Executive Office and Chief Operating Officer of the Company and (4) the Vice President, Human Resources and Administration or the Secretary of the Company shall notify the Committee in writing of all such grants not later than the meeting of the Committee following such grants.


                           IV.        ELIGIBILITY

                  Options may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Any person who shall have retired from the active employment by the Company or any subsidiary corporation or parent corporation of the Company, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation of the Company, shall not be eligible to receive an Option.

                  The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options granted to him or her.

                           V.        OPTION PRICE AND PAYMENT

                  The price for each Share purchasable under any Option shall be equal to (i) in the case of an Option granted on the Effective Date to a key employee of the Company listed on Annex A hereto, (x) if the Shares are publicly traded within one (1) year after the Effective Date, the average fair market value per Share during the period commencing on the day that public trading commences and ending on the twentieth (20) day thereafter, or (y) if the Shares are not publicly traded, the fair market value per Share at the Effective Date as determined by Hauser, Richards & Company, as set forth in the Third Amended Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code With Respect to Third Amended Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code For Polycast Technology Corporation and its Affiliated Debtors dated May 11, 1992, and in the case of any other Option granted hereunder, such amount as the Committee shall, in its best judgment, determine to be one hundred percent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

                  If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the closing quotation at which such Shares are sold on such national securities exchange on the date such Option is granted. In the event that the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

                  If on the date any Option is granted a public market exists for the Shares but such Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market for such Shares in the United States on the date such Option is granted. In the event that there are no bid and asked quotations in the over-the-counter market in the United States for such Shares on the date such Option is granted, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market in the United States for such shares on the closest date preceding the date such Option is granted for which such quotations are available.

                  For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

                  Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Common Shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares, the fair market value of Common Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, (b) in whole or in part, by delivering to the Company authorization for the immediate sale of the Common Shares of the Company that will be purchased by exercise of the Option and retention by Company of such sale or liquidation proceeds (accompanied by all requisite authorizations as legal counsel for the Company deem necessary) with respect to such numbers of shares having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by holder, the fair market value of Common Shares to be so purchased and sold to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (c) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its discretion; provided, however, that (i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchase pursuant to the exercise of such Option and (ii) payment for shares with a promissory note is permissible under applicable law.


                           VI.        TERM OF OPTIONS AND LIMITATIONS ON THE
                                     RIGHT OF EXERCISE

                  Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

                  Notwithstanding anything contained herein to the contrary, the Committee shall, in the case of Options granted on the dates set forth in
Article II to the key employees of the Company listed in Subsections A and B of Annex A hereto, cause each such Option (x) to become exercisable on the first day of the month which is eighteen (18) months after the first full month following the Effective Date, to the extent of sixty percent (60%) of the total number of Shares covered thereby, and (y) to become exercisable on the first day of the month which is thirty-six (36) months after the first full month following the Effective Date, to the extent of the remaining Shares covered thereby.

                  The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

                  To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

                  Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the fair market value of stock is determined as of the time the Option is granted, and
(b) the limitation will be applied by taking into account Options in the order in which they were granted.

                  In no event shall an Option granted hereunder be exercised for a fraction of a Share.

                  A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to such person for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

                           VII.        TERMINATION OF EMPLOYMENT

                  Upon termination of employment of any employee of the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the employee, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

                  (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option as herein provided, the legal representative of such employee, or such person who acquired such Option by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

                  (b) if the employment of any employee to whom such Option shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the
         Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

                  In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

                  If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Option Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

                  If an Option granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

                  For the purposes of the Plan,  the term "for cause" shall mean
(a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company;
(ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.
                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422 of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option, such individual shall not be entitled to exercise such Option during such period and while the employment is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a vice-president or other duly authorized officer of such corporation.

                  A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or
(ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

                  VIII.               EXERCISE OF OPTIONS

                  Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XIII, XIV and XVI hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

                  IX.                USE OF PROCEEDS

                  The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

                  X.                NONTRANSFERABILITY OF OPTIONS

                  No Option granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

                     XI.       ADJUSTMENT OF SHARES; EFFECT OF
                               CERTAIN TRANSACTIONS

                  Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company), an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of shares for which Options may be granted to any one employee of the Company, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive; provided, however, that (a) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision), and (b) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

                  In the event of a "change in control" of the Company, all then outstanding Options shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if (a) more than fifty percent (50%) of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, firm or corporation or by a cooperating group of such individuals or entities, (b) the Board of Directors approves the sale of all or substantially all of the property or assets of the Company, or (c) the Board of Directors approves a consolidation or merger of the Company with another corporation, the consummation of which would result in the occurrence of an event described in clause (a) above.

                  Notwithstanding anything contained herein to the contrary, the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per Share of such Option; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                 XII.          RIGHT TO TERMINATE EMPLOYMENT

                  The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option and it shall not impose any obligation on the part of any holder of an Option to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                  XIII.          PURCHASE FOR INVESTMENT

                  Except as hereinafter provided, the Committee may require the holder of an Option granted hereunder, as a condition of exercise of such Option, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

                  Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                 XIV.       ISSUANCE OF STOCK CERTIFICATES; LEGENDS,
                          PAYMENT OF EXPENSES

                  Upon any exercise of an Option which may be granted hereunder and payment of the purchase price in respect thereof, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

                  The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

                  The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable to the inclusion of the Shares he or she receives in the Registration Statement.

                  All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

                  XV.        WITHHOLDING TAXES

                  The Company may require an employee exercising a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or other shares of the Company's common stock owned by the holder or (c) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other Shares tendered in payment shall be valued at their fair market value (determined in accordance with the principles set forth in Article V hereof) on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option by retention of shares issuable upon such exercise having a fair market value at the date of exercise (as determined under Article V) which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under
Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of
Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

                  XVI.        LISTING OF SHARES AND RELATED MATTERS

                  The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                  XVII.          AMENDMENT OF THE PLAN

                  The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (a) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XI hereof), (b) reduce the exercise price of any Incentive Option granted hereunder, (c) modify the provisions of the Plan relating to eligibility, or (d) materially increase the benefits accruing to participants under the Plan. The Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

                  XVIII.          TERMINATION OR SUSPENSION OF THE PLAN

                  The Board of Directors may at any time suspend or terminate the Plan; provided, however, that the Board of Directors shall not suspend or terminate the Plan prior to granting the Options on the dates set forth in
Article II to the key employees of the Company listed on Subsections A and B of Annex A hereto. The Plan shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

                  XIX.        SAVINGS PROVISION

                  With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  XX.        GOVERNING LAW

                  The Plan and such Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida from time to time obtaining.

                  XXI.        PARTIAL INVALIDITY

                  The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

                  XXII.          EFFECTIVE DATE

                 The Plan shall become effective at 9:00 A.M., Sarasota, Florida time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months after the Effective Date, any Options granted hereunder shall be Non-Qualified Options whether or not initially designated as such by the Committee.

                           Stock Option Distributions

                   I. First Allotment: Options to purchase 340,909 shares are to be distributed to the following key employees and Secondary Management (as defined herein) in the respective number of shares:

                  (1)   Curd                                              73,864
                  (2)   Soran                                             62,500
                  (3)   Zulanas                                           34,091
                  (4)   Janney                                            28,409
                  (5)   Lynn                                              17,045
                  (6)   Foster                                            17,045
                  (7)   Lauer                                             17,045
                  (8)   Matrange                                          17,045
                  (9)   President of UEP                                  17,045
                 (10)   Secondary Management                              56,820
                  (As determined by the Committee)

         "Secondary Management" shall mean the following individuals or their successors for each the following companies:

                  1.    Acrylic Division of Polycast Technology Corporation

                       a.                                 McCormick (Operations)
                       b.                                         J. Lee (R & D)
                       c.                                     DuPont (Sales/Mkt)
                       d.                                     Pungello (Finance)

                  1.    Royalite Division of Polycast Technology Corporation

                       a.                                  Dobersch (Operations)
                       b.                                         V. Lee (R & D)
                       c.                                     Munday (Sales/Mkt)
                       d.                                      Ketcham (Finance)

                  1.    Uniroyal Engineered Products, Inc. ("UEP")

                       a.                                  Schrader (Operations)
                       b.                                         [Open] (R & D)
                       c.                                    Schaltz (Sales/Mkt)
                       d.                                     Steele (Sales/Mkt)
                       e.                                       [Open] (Finance)

                  Uniroyal Adhesives and Sealants Company, Inc./Ensolite, Inc.

                       a.                                Chiantello (Operations)
                       b.                                         [Open] (R & D)
                       c.                                     [Open] (Sales/Mkt)
                       d.                                        Lauer (Finance)
                       e.                                       Miller (Finance)

                  1.    Uniroyal Technology Corporation

                       a.                                       Wagner (Finance)
                       b.                                                 [Open]

         A. Second Allotment: Options to purchase up to 454,545 shares are to be distributed to the following key employees and Secondary Management in the respective number of shares:

                  (1)   Curd                                              97,727
                  (2)   Soran                                             82,955
                  (3)   Zulanas                                           45,455
                  (4)   Janney                                            37,500
                  (5)   Lynn                                              22,727
                  (6)   Foster                                            22,727
                  (7)   Lauer                                             22,727
                  (8)   Matrange                                          22,727
                  (9)   President of UEP                                  22,727
                  (10)  Secondary Management                              77,273
                  (As determined by the Committee)

                   A. Third Allotment: It is contemplated that options to purchase up to 568,182 shares will be distributed to the following key employees and Secondary Management in the respective number of shares, or to such key employees of the company or Secondary Management and in such number of shares as determined by the Committee, in its discretion:
                  (1)   Curd                                             123,864
                  (2)   Soran                                            104,545
                  (3)   Zulanas                                           56,818
                  (4)   Janney                                            47,727
                  (5)   Lynn                                              28,409
                  (6)   Foster                                            28,409
                  (7)   Lauer                                             28,409
                  (8)   Matrange                                          28,409
                  (9)   President of UEP                                  28,409
                  (10)  Secondary Management                              93,183
                  (As determined by the Committee)